# PRODUCTION SHARING CONTRACT

For

## EXPLORATION, DEVELOPMENT AND PRODUCTION OF PETROLEUM IN ONSHORE ALBANIA

# BLOCKS "4, 5 and DUMRE"

between

## MINISTRY OF ECONOMY, TRADE AND ENERGY OF ALBANIA

(Acting by and through the National Agency of Natural Resources /AKBN)

and

## SKY PETROLEUM, Inc.

Tirana, on 24, 06, 2010

# PRODUCTION SHARING CONTRACT

## FOR

## EXPLORATION, DEVELOPMENT AND PRODUCTION OF PETROLEUM IN ALBANIA ONSHORE BLOCKS "4, 5 AND DUMRE"

between

## MINISTRY OF ECONOMY, TRADE AND ENERGY OF ALBANIA

(Acting by and through the National Agency of Natural Resources)

and

## SKY PETROLEUM, Inc.

This Contract signed as of the 24th day of June, 2010, by the MINISTRY OF ECONOMY, TRADE AND ENERGY of the Government of the Republic of Albania (acting by and through the National Agency of Natural Resources, hereinafter referred to as "AKBN"), pursuant to the Petroleum law No. 7746 dated 28.07.1993, "Petroleum Law (Exploration and Production)", represented by Mr. Dritan Prifti, as one Party, and Sky Petroleum, Inc., a company incorporated and existing under the laws of the State of Nevada, United States of America, represented by Karim Jobanputra, President and Chief Executive Officer, as the other Party, (hereinafter referred to as "CONTRACTOR").

WITNESSETH:

WHEREAS, all natural resources, including minerals and hydrocarbons in the Republic of Albania are the property of Albania;

### 4.1.2 Second Exploration Period (3 Years)

Provided it has completed the Minimum Work Program for the First Exploration Period or it has paid to AKBN the amount of U.S. Dollars pursuant to Paragraph 4.1.4 of this Contract, CONTRACTOR shall have the option of extending the Exploration Period for an additional period of three (3) Years ("Second Exploration Period"). Such option may be exercised by CONTRACTOR giving to AKBN, not less than thirty (30) Days prior to the end of the First Exploration Period, written notice of: (i) its election to enter the Second Exploration Period and (ii) its commitment to perform the following Minimum Work Program during the Second Exploration Period:

| | Minimum Work Program | | Minimum Expenditure in USD |
|---|---|---|---|
| 1 | G&G Evaluation | | 150,000 |
| 2 | 2 Exploration Wells or 1 Exploration Well and 100km Seismic Acquisition | 2000m | 2,500,000 |
| | **Total Commitment** | | **2,650,000** |

G&G: including but not limited to interpretation of geological, geophysical and well data, regional geological and structural studies (mapping, balanced cross sections).

Exploration Wells: either (a) drill one well in blocks 4 & 5 and another well in Dumre block or (b) drill one well in blocks 4 & 5 and acquire 100km seismic in Dumre block. The well(s) shall be drilled to a minimum vertical depth of 2,000 meters or until it reaches the Carbonates of the Eocene or Cretaceous, whichever first occurs.

During the Second Exploration Period in addition to fulfilling the Minimum Work Program set forth in this article, CONTRACTOR may elect to undertake additional Exploration work including without limitation the drilling of additional well(s), seismic acquisition and processing, geological field work, and rock mechanical studies.

Any additional Exploration work in excess of the minimum amounts described above (whether G&G or Exploration wells) may be credited against the CONTRACTOR's minimum work obligations in the third Exploration Period.

4.1.3 **Third Exploration Period (2 Years)**

Provided it has completed the Minimum Work Program for the Second Exploration Period or it has paid to AKBN the amount of U.S. Dollars pursuant to Paragraph 4.1.4 of this Contract, CONTRACTOR shall have the option of extending the Exploration Period for an additional period of two (2) Years ("Third Exploration Period") if, as approved by the AKBN, there are special circumstances which require more time for the CONTRACTOR to perform adequate Exploration activity. Such option may be exercised by CONTRACTOR giving to AKBN, not less than thirty (30) Days prior to the end of the Second Exploration Period, a written notice of: (i) its election to enter the Third Exploration Period and (ii) its commitment to perform the following Minimum Work Program during the Third Exploration Period:

| | Minimum Work Program | | Minimum Expenditure in USD |
|---|---|---|---|
| | | | |
| 1 | G&G Evaluation | | 150,000 |
| 2 | 2 Exploration Wells | 2000m | 3,000,000 |
| | | | |
| | **Total Commitment** | | **3,150,000** |

G&G: including but not limited to interpretation of geological, geophysical and well data, regional geological and structural studies (mapping, balanced cross sections).

Exploration Wells: drill one well in blocks 4 & 5 and another well in Dumre block. The well(s) shall be drilled to a minimum vertical depth of 2,000 meters or until it reaches the Carbonates of the Eocene or Cretaceous, whichever first occurs.

During the Third Exploration Period in addition to fulfilling the minimum work program set forth in this article, CONTRACTOR may elect to undertake additional exploration work including without limitation the drilling of additional well (s), seismic acquisition and processing, geological field work, and rock mechanical studies.

4.1.4 If CONTRACTOR fails to timely complete a firm obligation for acquisition and processing of the requisite amount of 2-D seismic and/or for re-processing the existing seismic data, CONTRACTOR shall pay to AKBN the balance of the Minimum Expenditure related to such uncompleted seismic obligation, and shall thereby be relieved of the obligation to acquire and re-process the said

seismic data; provided however, CONTRACTOR may, with AKBN approval, be relieved of the said monetary obligations for not acquiring and processing said data, and the corresponding seismic obligation, if such relief is considered by AKBN as justified on the technical grounds. Such approval shall not be unreasonably withheld or delayed.

4.1.5 At the end of the First Exploration Period or the Second Exploration Period, CONTRACTOR shall have the right, subject to AKBN approval, to extend such period by one (1) year. In such a case, the duration of the Second Exploration Period or the Third Exploration Period shall be reduced to one (1) year. The request extension shall be presented to AKBN in writing, at least ninety (90) days prior to the end of respective exploration period.

Except as otherwise provided herein, if CONTRACTOR fails to timely commence drilling of an obligatory Exploration Well, or after commencing the drilling of an obligatory Exploration Well abandons the well without having completed the well or without having met the Minimum Expenditure for that well, CONTRACTOR shall pay to AKBN the Minimum Expenditure in the case where the commencement of drilling did not occur, or the balance of the Minimum Expenditure in the case where the well was abandoned. Provided, however, an obligatory Exploration Well shall be deemed to have been completed if: (a) in the CONTRACTOR's sole opinion continuing drilling of the relevant well presents a hazard due to the presence of unforeseen conditions; (b) insurmountable technical problems are encountered rendering it impractical to continue drilling with standard equipment; or (c) petroleum formations are encountered whose penetration requires laying protective casing that does not enable the obligatory depth to be reached.

4.2 CONTRACTOR shall be entitled to recover any expenditure made in conducting Exploration during any Exploration Period as Exploration Expenditures in the manner provided in Article VII.

4.3 Notwithstanding any other provision of this Contract, the First Exploration Period, the Second Exploration Period or the Third Exploration Period shall be automatically extended for the period of time necessary to allow for 1) completion of drilling or testing of a well and/or 2) evaluation of results from the drilling or testing of a well, provided, however, that such evaluation period may not exceed six (6) Months from and after the date the drilling or any testing ceases (by which date CONTRACTOR may continue to hold the relevant area by submitting a notice under Paragraph 6.4.1, Paragraph 6.4.2, or Paragraph 6.4.3) except for reasons of Force Majeure.

If CONTRACTOR, in compliance with Paragraphs 4.1.2 or 4.1.3, does not decide to enter into any of Second Exploration Period or Third Exploration

Period, CONTRACTOR shall be relieved of any work and expenditure obligations with respect to any such period not entered into, but CONTRACTOR shall have the right to proceed with the Appraisal of any potential Commercial Discovery resulting from any well drilled during the Exploration Periods in which it entered into.

4.4 All wells committed by CONTRACTOR under this Article IV, or drilled pursuant to Article VI, will be programmed to a bona fide objective and drilled in a workmanlike manner in accordance with Good International Petroleum Industry Practices; and CONTRACTOR in so drilling such wells shall be permitted to intersect and pass through all zones, formations and reservoirs as may be necessary for the purposes of achieving such objectives, regardless, of whether such zones, formations and reservoirs are part of the Contract Area.

4.5 At least three (3) Months prior to the beginning of each Calendar Year, or at such times as otherwise mutually agreed to by AKBN and CONTRACTOR, CONTRACTOR shall prepare an Exploration Work Program and Budget for the Contract Area setting forth the Exploration operations which CONTRACTOR plans to carry out during the ensuing Calendar Year.

During the Exploration Period, each such Work Program and Budget shall be at least sufficient to satisfy CONTRACTOR's minimum work obligations for the period it covers.

4.6 The Exploration Work Program and Budget, any Appraisal Plan and any Development Plan shall be reviewed by a joint committee to be established by AKBN and CONTRACTOR after the Effective Date of this Contract. This committee, hereinafter referred as the "Exploration Advisory Committee" shall consist of six (6) members, three (3) of whom shall be appointed by AKBN and three (3) by CONTRACTOR. The Chairman of the Exploration Advisory Committee shall be designated by AKBN from among the members appointed by it. The Exploration Advisory Committee will be installed within thirty (30) Days from the Effective Date. The Exploration Advisory Committee shall meet at least twice in each Calendar Year unless agreed upon by Operator and AKBN, and shall have the following functions and responsibilities under this Contract: (a) to provide opportunity for and to encourage the exchange of information, views, ideas, and suggestions regarding the proposed Exploration Work Program and Budget(s) and results of Exploration Operations; (b) in case of a Discovery, to review CONTRACTOR's proposals for the Appraisal and possible Development of such Discovery; and (c) to foster cooperation between AKBN and CONTRACTOR towards implementation of this Contract in accordance with its terms.

CONTRACTOR shall be responsible for making necessary arrangements for the conduct of the Exploration Advisory Committee meetings. The

## ARTICLE VI
## OPERATIONS AFTER DISCOVERY

6.1 Within fifteen (15) Days after a Date of Discovery is determined by CONTRACTOR, CONTRACTOR shall notify AKBN, in writing, of the Discovery and will provide AKBN with the results of the testing. Following a Discovery, CONTRACTOR may produce, transport and sell Petroleum on test, as may be reasonably permitted by AKBN. Such production shall be subject to Article VII.

6.2 Within sixty (60) days after the notice of Discovery under Paragraph 6.1, CONTRACTOR will notify AKBN in writing whether CONTRACTOR considers the Discovery to be worthy of Appraisal as a potential Commercial Discovery.

6.3 In case CONTRACTOR notifies AKBN under Paragraph 6.2 that it considers a Discovery to be worthy of Appraisal as a potential Commercial Discovery, CONTRACTOR shall promptly thereafter inform AKBN of its Appraisal plans for the concerned Discovery and will undertake the Appraisal of the Discovery by performing such works that, in the CONTRACTOR's opinion, may be necessary to determine whether such Discovery is worthy of being Developed commercially, taking into consideration all relevant technical and economic factors.

6.4 Within six (6) months after completion of the Appraisal, CONTRACTOR shall either:

6.4.1 Submit to AKBN a Development Plan for the purpose of declaring a Commercial Discovery; or

6.4.2 Notify AKBN that the Discovery could be commercial if other Discoveries are made and jointly Developed and exploited with it, or that CONTRACTOR proposes to do additional work in the Contract Area for that purpose; or

6.4.3 Notify AKBN that CONTRACTOR does not consider the Discovery to be potentially commercial.

6.5 A Development Plan submitted pursuant to Paragraph 6.4.1 above and as presented to the Exploration Advisory Committee, will be subject to the approval of AKBN, which approval shall not be unreasonably withheld and will be given within ninety (90) Days from receipt of the Development Plan or else shall be deemed to have been approved. CONTRACTOR shall then proceed to Develop the Discovery in accordance with the approved Development Plan.

To the extent that the Development Plan contains estimates of quantities of Petroleum which CONTRACTOR expects to recover from the relevant Discovery in each year of the Production period relating thereto, or the rate of recovery expected, or yearly forecast expenditure and cash flow of both capital and Operating Expenses, or estimates of the time necessary to undertake the Development Plan, these shall be treated as estimates only, and if such estimates do not prove accurate, CONTRACTOR may nevertheless continue to develop and operate the Development and Production Area in accordance with the Development Plan unless (a) in the CONTRACTOR's sole opinion continuing Development and Production presents a hazard due to the presence of unforeseen conditions; (b) insurmountable technical problems are encounttered rendering it impractical to continue Development or Production; or (c) continued Development and Production would not be commercially profitable.

6.6 In case of a notice by CONTRACTOR under Paragraph 6.4.2 above, CONTRACTOR shall present to Exploration Advisory Committee and submit in writing for AKBN approval, which approval shall not be unreasonably delayed or withheld, a plan containing a description of the additional works that CONTRACTOR considers necessary and the estimated schedule for said works, in accordance with Good International Petroleum Industry Practices. CONTRACTOR shall undertake, as part of its Exploration program, the performance of said additional works in accordance with the plan and schedule submitted to AKBN.

6.7 In case of a notice by CONTRACTOR under Paragraph 6.4.3 above, AKBN shall have the right to Develop and exploit the Discovery for its sole benefit and at its sole cost and risk, and CONTRACTOR will have no rights in such Discovery and will relinquish, in accordance with Good International Petroleum Industry Practices, the Discovery Area; however, CONTRACTOR's rights in the remainder of the Contract Area shall not be affected thereby.

6.8 Any Commercial Discovery may consist of one (1) Reservoir or a group of Reservoirs which, after Appraisal, is considered by CONTRACTOR worthy of being Developed commercially.

6.9 Within three (3) Months following a submission under Paragraph 6.4.1 of this Contract, CONTRACTOR shall provide AKBN with a report on the technical and economic factors considered in determining that the Discovery is worth being Developed commercially.

6.10 The Production period shall be twenty (five (25) Years for each field from the Date of Initial Commercial Production and based on the Petroleum Law may be extended, at CONTRACTOR's option for successive periods of five (5) Years on the same conditions as provided for herein, subject to approval by AKBN, which approval shall not be unreasonably withheld or

IN WITNESS HEREOF, this Contract has been duly signed by the respective Parties hereto as of the date first set out above.

MINISTRY OF ECONOMY, TRADE AND ENERGY OF ALBANIA

By: ____________________

Title: ____________________

SKY PETROLEUM Inc.

By: ____________________

Title: ____________________

# ANNEX "A"

# DESCRIPTION OF CONTRACT AREA

The Contract Area covered and affected by this Contract comprises, on the Effective Date, the area enclosed by the following lines, also shown on the map comprising ANNEX "B":

## A. GEODETIC COORDINATES OF BLOCK 4 ONSHORE ALBANIA

| | | |
|---|---|---|
| 1. | 40° 09' 10.0" N | 20° 41' 25.0" E |
| 2. | 40° 20' 00.0" N | 20° 30' 00.0" E |
| 3. | 40° 30' 00.0" N | 20° 30' 00.0" E |
| 4. | 40° 30' 00.0" N | 20° 15' 00.0" E |
| 5. | 40° 20' 00.0" N | 20° 15' 00.0" E |
| 6. | 40° 20' 00.0" N | 20° 00' 00.0" E |
| 7. | 40° 05' 00.0" N | 20° 00' 00.0" E |
| 8. | 39° 55' 00.0" N | 20° 15' 00.0" E |
| 9. | 39° 55' 00.0" N | 20° 20' 50.0" E |

**Explanations**

Point 1. Is the intersection of the line 1-2 (Annex B) with the international boundary line between Albania and Greece.

Point 9. Is the intersection of the parallel 39° 55' N with the international boundary line between Albania and Greece.

## B. GEODETIC COORDINATES OF BLOCK 5 ONSHORE ALBANIA

| | | |
|---|---|---|
| 1. | 40° 27' 00.0" N | 19° 29' 10.0" E |
| 2. | 40° 27' 00.0" N | 19° 37' 00.0" E |
| 3. | 40° 14' 00.0" N | 19° 37' 00.0" E |
| 4. | 40° 14' 00.0" N | 19° 58' 00.0" E |
| 5. | 40° 20' 00.0" N | 19° 45' 00.0" E |
| 6. | 40° 20' 00.0" N | 20° 00' 00.0" E |
| 7. | 39° 57' 30.0" N | 20° 00' 00.0" E |
| 8. | 39° 52' 00.0" N | 20° 09' 40.0" E |
| 9. | 39° 55' 00.0" N | 20° 15' 00.0" E |
| 10. | 39° 55' 00.0" N | 20° 20' 50.0" E |
| 11. | 39° 38' 49.8" N | 20° 00' 31.5" E |

Explanations

Point 1. Is the intersection of the parallel 40° 27' N with the Adriatic Sea shore line in Vlora Bay.

Point 10. Is the intersection of the parallel 39° 55' N with the international boundary line between Albania and Greece.

Point 11. Is the intersection of Ionian Sea shore line with the international boundary line between Albania and Greece.

## C. GEODETIC COORDINATES OF DUMRE BLOCK ONSHORE ALBANIA

| | | |
|---|---|---|
| 1 | 41° 00' 00.0" N | 19° 45' 00.0" E |
| 2 | 41° 00' 00.0" N | 19° 48' 00.0" E |
| 3 | 41° 05' 00.0" N | 19° 48' 00.0" E |
| 4 | 41° 05' 00.0" N | 20° 02' 00.0" E |
| 5 | 40° 50' 00.0" N | 20° 02' 00.0" E |
| 6 | 40° 50' 00.0" N | 19° 45' 00.0" E |

# ANNEX "B"

## MAP OF THE CONTRACT AREA

### BLOCK 4


1
2
3
4
5
6
7
8
9

# MAP OF THE CONTRACT AREA

## BLOCK 5



1
2
3
4
5
6
7
8
9
10

# MAP OF THE CONTRACT AREA

## DUMRE BLOCK



ELBASANI
1
2
3
4
5
6
19°45'
20°0'
20°15'
41°05'
41°0'
40°55'
40°50'